THE JPM INSTITUTIONAL FUNDS


Supplement dated January 17, 1997 to the Statement of Additional Information dated December 27, 1996 and the following Prospectuses:

The JPM Institutional Funds, dated December 27, 1996
The JPM Institutional Treasury Money Market Fund, dated March 1, 1996 as supplemented December 27, 1996

The name of The JPM Institutional Treasury Money Market Fund was changed to "The JPM Institutional Federal Money Market Fund," and the name of the Fund's corresponding Portfolio was changed to "The Federal Money Market Portfolio." The investment objective, policies and restrictions of the Fund and the Portfolio remain unchanged.